UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-22758

Registrant Name:	PIMCO Dynamic Credit Income Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Lawrence G. Altadonna 1633 Broadway New York, NY 10019

Registrant’s telephone number, including area code:	212-739-3371

Date of Fiscal Year End:	December 31, 2014

Date of Reporting Period:	March 31, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES—59.5%
	Advertising—0.3%
$3,525	inVentiv Health, Inc., 9.00%, 1/15/18 (a)(d)(k)	$3,754,125
5,500	Sitel LLC, 11.00%, 8/1/17 (a)(d)(k)	5,933,125

		9,687,250

	Airlines—0.1%
3,000	Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (a)(d)	3,112,500

	Apparel & Textiles—0.1%
2,000	Quiksilver, Inc., 7.875%, 8/1/18 (a)(d)(k)	2,185,000

	Auto Components—1.3%
€300	Autodis S.A., 6.50%, 2/1/19 (a)(b)(d)(l) (acquisition cost—$410,925; purchased 1/23/14)	427,000
$14,332	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (k)	14,779,875
2,750	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)(k)	3,004,375
	Schaeffler Finance BV (k),
€4,000	4.25%, 5/15/18	5,758,575
$4,500	4.75%, 5/15/21 (a)(d)	4,623,750
	Schaeffler Holding Finance BV, PIK (k),
5,250	6.875%, 8/15/18 (a)(d)	5,610,938
€5,400	6.875%, 8/15/18	7,935,881

		42,140,394

	Banking—8.0%
£3,500	Barclays Bank PLC, 14.00%, 6/15/19 (h)(k)	7,918,130
$36,500	BPCE S.A., 12.50%, 9/30/19 (a)(b)(d)(h)(k)(l) (acquisition cost—$45,132,500; purchased 2/5/13—2/15/13)	47,450,000
25,000	Citigroup, Inc., 5.875%, 2/22/33 (k)	26,666,500
7,000	Credit Agricole S.A., 8.125%, 9/19/33 (k)(n)	8,029,000
1,300	Eksportfinans ASA, 2.00%, 9/15/15 (k)	1,293,500
	LBG Capital No. 2 PLC,
€1,900	8.875%, 2/7/20	2,922,215
£11,100	15.00%, 12/21/19	26,980,824
€8,597	15.00%, 12/21/19	18,108,946
$50,000	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(b)(d)(h)(k)(l) (acquisition cost—$62,500,000; purchased 1/31/13)	68,545,600
17,375	Regions Financial Corp., 7.375%, 12/10/37 (k)	19,959,045
€4,000	Societe Generale S.A., 9.375%, 9/4/19 (h)(k)	6,640,271
$2,500	Sophia Holding Finance L.P., 9.625%, 12/1/18 (a)(d)(k)	2,631,250
	UBS AG (k),
10,000	7.25%, 2/22/22 (n)	10,997,500
19,000	7.625%, 8/17/22	22,322,872

		270,465,653

	Building Materials—0.2%
2,000	Associated Materials LLC, 9.125%, 11/1/17	2,115,000
1,500	Headwaters, Inc., 7.25%, 1/15/19 (a)(d)(k)	1,571,250
1,500	USG Corp., 5.875%, 11/1/21 (a)(d)(k)	1,599,375
€1,000	Xella Holdco Finance S.A., 9.125%, 9/15/18 (k)	1,498,194

		6,783,819

	Capital Markets—2.0%
$67,000	Blackstone CQP Holdco LP, 2.324%, 3/18/19 (a)(b)(d)(g)(l) (acquisition cost—$67,000,000; purchased 3/18/14)	66,625,832

	Chemicals—1.6%
	INEOS Group Holdings S.A. (k),
4,500	6.125%, 8/15/18 (a)(d)	4,685,625
€6,500	6.50%, 8/15/18	9,425,561
$38,285	Perstorp Holding AB, 8.75%, 5/15/17 (a)(d)(k)	41,156,375

		55,267,561

	Coal—1.8%
4,500	Arch Coal, Inc., 8.00%, 1/15/19 (a)(d)	4,511,250
	Mongolian Mining Corp.,
1,900	8.875%, 3/29/17 (a)(d)	1,270,625
5,475	8.875%, 3/29/17	3,661,406
6,000	Walter Energy, Inc., 8.50%, 4/15/21	3,810,000
35,104	Westmoreland Coal Co., 10.75%, 2/1/18 (k)	38,438,880
8,000	Westmoreland Escrow Corp., 10.75%, 2/1/18 (a)(d)(k)	8,760,000

		60,452,161

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
	Commercial Services—2.5%
$92	ADT Corp., 4.875%, 7/15/42	$76,011
12,000	American Residential Services LLC, 12.00%, 4/15/15 (a)(d)(k)	12,450,000
4,000	Brand Energy & Infrastructure Services, Inc., 8.50%, 12/1/21 (a)(d)(k)	4,250,000
2,250	Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)(d)(k)	2,604,375
45,650	DynCorp International, Inc., 10.375%, 7/1/17 (k)	47,932,500
11,045	Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)(d)(k)	12,177,112
4,000	PHH Corp., 6.375%, 8/15/21 (k)	4,150,000

		83,639,998

	Computers—0.2%
	NCR Escrow Corp. (a)(d)(k),
2,000	5.875%, 12/15/21	2,115,000
4,000	6.375%, 12/15/23	4,270,000

		6,385,000

	Containers & Packaging—0.2%
	Beverage Packaging Holdings Luxembourg II S.A. (a)(d)(k),
1,750	5.625%, 12/15/16	1,798,125
4,750	6.00%, 6/15/17	4,928,125

		6,726,250

	Distribution/Wholesale—0.4%
2,000	American Builders & Contractors Supply Co., Inc., 5.625%, 4/15/21 (a)(d)(k)	2,075,000
10,000	HD Supply, Inc., 11.50%, 7/15/20 (k)	11,925,000

		14,000,000

	Diversified Financial Services—5.4%
20,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(k)	17,255,000
24,075	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	25,572,465
7,250	Jefferies Finance LLC, 7.375%, 4/1/20 (a)(d)(k)	7,648,750
€16,700	KION Finance S.A., 6.75%, 2/15/20 (k)	25,382,194
$8,000	Outerwall, Inc., 6.00%, 3/15/19	8,400,000
12,000	Patriot Merger Corp., 9.00%, 7/15/21 (a)(d)(k)	12,900,000
15,550	SLM Corp., 5.625%, 8/1/33 (k)	13,839,500
	Springleaf Finance Corp.,
21,400	5.40%, 12/1/15 (k)	22,470,000
600	5.75%, 9/15/16	638,250
19,100	6.50%, 9/15/17 (k)	20,675,750
20,900	6.90%, 12/15/17 (k)	23,042,250
4,250	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(d)(k)	4,462,500

		182,286,659

	Electric Utilities—3.3%
15,085	Ameren Energy Generating Co., 7.95%, 6/1/32 (k)	12,822,250
	Energy Future Intermediate Holding Co. LLC (k),
17,058	6.875%, 8/15/17 (a)(d)	17,548,417
47,500	10.00%, 12/1/20	50,231,250
15,057	12.25%, 3/1/22 (a)(d)	17,842,545
10,007	Illinois Power Generating Co., 6.30%, 4/1/20 (k)	8,480,933
4,813	Yellowstone Energy L.P., 5.75%, 12/31/26 (a)(b)(d)(g)(l) (acquisition cost—$4,812,986; purchased 4/5/13)	4,513,058

		111,438,453

	Electronics—0.1%
4,000	Flextronics International Ltd., 4.625%, 2/15/20 (k)	4,055,000

	Engineering & Construction—0.7%
4,000	Aguila 3 S.A., 7.875%, 1/31/18 (a)(d)(k)	4,252,500
14,434	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	14,371,264
€2,000	Deutsche Raststaetten Gruppe IV GmbH, 6.75%, 12/30/20 (e)(k)	3,023,941

		21,647,705

	Entertainment—0.5%
$12,200	GLP Capital L.P., 4.375%, 11/1/18 (a)(d)(k)	12,550,750
3,000	Penn National Gaming, Inc., 5.875%, 11/1/21 (a)(d)(k)	2,955,000

		15,505,750

	Food & Beverage—1.1%
7,000	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(k)	7,595,000
1,960	Diamond Foods, Inc., 7.00%, 3/15/19 (a)(d)(k)	2,033,500
24,000	HJ Heinz Finance Co., 7.125%, 8/1/39 (a)(d)(k)	25,740,000
2,620	Post Holdings, Inc., 6.75%, 12/1/21 (a)(d)(k)	2,780,475

		38,148,975

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
	Food Service—0.1%
£1,500	Brakes Capital, 7.125%, 12/15/18	$2,563,243

	Hand/Machine Tools—0.1%
$3,000	Milacron LLC, 7.75%, 2/15/21 (a)(d)(k)	3,255,000

	Healthcare-Products—0.6%
6,380	Accellent, Inc., 10.00%, 11/1/17 (k)	6,878,023
9,500	ConvaTec Finance International S.A., 8.25%, 1/15/19, PIK (a)(d)(k)	9,808,750
€2,200	Ontex IV S.A., 7.50%, 4/15/18 (k)	3,177,066

		19,863,839

	Healthcare-Services—0.4%
$4,100	Community Health Systems, Inc., 6.875%, 2/1/22 (a)(d)(k)	4,305,000
4,400	MPH Acquisition Holdings LLC, 6.625%, 4/1/22 (a)(d)(k)	4,526,500
6,000	Tenet Healthcare Corp., 4.50%, 4/1/21 (k)	5,887,500

		14,719,000

	Holding Companies-Diversified—0.1%
€2,700	CeramTec Group GmbH, 8.25%, 8/15/21	4,110,218

	Household Products/Wares—0.5%
$11,305	Armored Autogroup, Inc., 9.25%, 11/1/18 (k)	11,912,644
4,750	Sun Products Corp., 7.75%, 3/15/21 (a)(d)	4,061,250

		15,973,894

	Insurance—1.2%
28,145	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38) (k)	37,116,219
4,000	Hockey Merger Sub 2, Inc., 7.875%, 10/1/21 (a)(d)(k)	4,290,000

		41,406,219

	Internet—0.4%
	Ancestry.com, Inc. (k),
8,250	9.625%, 10/15/18, PIK (a)(d)	8,703,750
4,100	11.00%, 12/15/20	4,838,000

		13,541,750

	Iron/Steel—0.1%
4,500	Bluescope Steel Ltd., 7.125%, 5/1/18 (a)(d)(k)	4,781,250

	Leisure—0.5%
£10,000	Soho House Bond Ltd., 9.125%, 10/1/18 (g)	17,305,636

	Lodging—0.5%
$12,400	Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20 (k)	11,036,000
5,000	Station Casinos LLC, 7.50%, 3/1/21 (k)	5,431,250

		16,467,250

	Machinery-Construction & Mining—0.2%
2,000	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(d)(k)	2,120,000
2,600	Vander Intermediate Holding II Corp., 9.75%, 2/1/19 (a)(d)(k)	2,749,500

		4,869,500

	Machinery-Diversified—0.1%
4,100	Gardner Denver, Inc., 6.875%, 8/15/21 (a)(d)(k)	4,243,500

	Media—5.4%
£7,000	Arqiva Broadcast Finance PLC, 9.50%, 3/31/20 (k)	13,362,208
$19,030	Clear Channel Communications, Inc., 9.00%, 3/1/21 (k)	19,957,713
52,650	McClatchy Co., 9.00%, 12/15/22 (k)	61,534,688
€26,700	Nara Cable Funding II Ltd., 8.50%, 3/1/20 (k)	44,507,724
$20,055	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)(k)	22,160,775
€13,500	Unitymedia KabelBW GmbH, 9.625%, 12/1/19 (k)	20,388,724

		181,911,832

	Metal Fabricate/Hardware—0.1%
$3,500	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)(k)	3,771,250

	Miscellaneous Manufacturing—0.0%
1,000	Trinseo Materials Operating SCA, 8.75%, 2/1/19 (k)	1,076,250

	Oil & Gas—4.1%
3,000	Antero Resources Finance Corp., 5.375%, 11/1/21 (a)(d)(k)	3,046,875
1,280	Denbury Resources, Inc., 4.625%, 7/15/23 (k)	1,196,800
9,000	Ecopetrol S.A., 7.375%, 9/18/43 (k)	10,293,750

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
$5,000	Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)(d)(k)	$5,234,375
8,140	Forbes Energy Services Ltd., 9.00%, 6/15/19 (k)	8,201,050
10,000	Gazprom OAO, 9.25%, 4/23/19 (a)(d)(k)	11,850,000
3,500	Hiland Partners L.P., 7.25%, 10/1/20 (a)(d)(k)	3,823,750
1,500	LBC Tank Terminals Holding Netherlands BV, 6.875%, 5/15/23 (a)(d)(k)	1,608,750
20,000	Millennium Offshore Services Superholdings LLC, 9.50%, 2/15/18 (a)(d)(k)	21,350,000
3,000	Murphy Oil USA, Inc., 6.00%, 8/15/23 (a)(d)(k)	3,112,500
	OGX Austria GmbH (f)
400	8.375%, 4/1/22 (b)	30,000
5,600	8.375%, 4/1/22 (a)(b)(d)(l) (acquisition cost—$4,529,250; purchased 1/31/13—11/25/13)	420,000
48,450	8.50%, 6/1/18 (a)(d)	3,633,750
15,000	Penn Virginia Corp., 8.50%, 5/1/20 (k)	16,762,500
5,000	Petrobras Global Finance BV, 3.113%, 3/17/20 (k)(n)	5,007,500
	Petrobras International Finance Co.—Pifco,
5,000	5.875%, 3/1/18	5,360,195
5,000	7.875%, 3/15/19	5,729,345
30,000	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(d)(k)	30,825,000
740	Welltec A/S, 8.00%, 2/1/19 (a)(d)(k)	791,800

		138,277,940

	Paper & Forest Products—2.2%
21,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (k)	22,207,500
47,010	Tembec Industries, Inc., 11.25%, 12/15/18 (k)	51,593,475

		73,800,975

	Pharmaceuticals—0.2%
1,000	Capsugel S.A., 7.00%, 5/15/19 (a)(d)(k)	1,031,875
5,000	Pinnacle Merger Sub, Inc., 9.50%, 10/1/23 (a)(d)(k)	5,531,250

		6,563,125

	Pipelines—0.2%
1,500	Genesis Energy L.P., 5.75%, 2/15/21 (k)	1,560,000
4,750	Regency Energy Partners L.P., 4.50%, 11/1/23 (k)	4,441,250

		6,001,250

	Retail—0.7%
	Enterprise Inns PLC,
£742	6.50%, 12/6/18	1,308,154
2,360	6.875%, 2/15/21	4,131,198
2,210	6.875%, 5/9/25	3,776,512
8,007	Spirit Issuer PLC, 5.472%, 12/28/34 (k)(n)	12,848,289

		22,064,153

	Software—0.5%
	Activision Blizzard, Inc. (a)(d)(k),
$3,500	5.625%, 9/15/21	3,753,750
3,500	6.125%, 9/15/23	3,819,375
5,000	BMC Software Finance, Inc., 8.125%, 7/15/21 (a)(d)(k)	5,287,500
5,000	Healthcare Technology Intermediate, Inc., 7.375%, 9/1/18, PIK (a)(d)(k)	5,100,000

		17,960,625

	Storage/Warehousing—0.8%
	Algeco Scotsman Global Finance PLC (a)(d)(k),
19,000	8.50%, 10/15/18	20,852,500
5,000	10.75%, 10/15/19	5,562,500

		26,415,000

	Telecommunications—9.9%
5,000	Alcatel-Lucent USA, Inc., 4.625%, 7/1/17 (a)(d)(k)	5,162,500
35,300	GCI, Inc., 6.75%, 6/1/21 (k)	35,917,750
	Intelsat Luxembourg S.A. (a)(d)(k),
5,000	6.75%, 6/1/18	5,312,500
17,000	8.125%, 6/1/23	18,083,750
1,200	Sprint Communications, Inc., 6.00%, 12/1/16 (k)	1,318,500
	Sprint Corp. (a)(d)(k),
14,590	7.125%, 6/15/24	15,355,975
33,460	7.875%, 9/15/23	36,889,650
	T-Mobile USA, Inc. (k),
6,000	6.542%, 4/28/20	6,480,000
1,000	6.731%, 4/28/22	1,075,000
	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (a)(d)(k),
10,000	7.748%, 2/2/21	10,337,500
15,000	9.125%, 4/30/18	16,575,000
25,000	VimpelCom Holdings BV, 5.95%, 2/13/23 (a)(d)(k)	23,125,000

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
	Virgin Media Secured Finance PLC (k),
£47,379	5.50%, 1/15/21	$82,838,567
43,100	6.00%, 4/15/21	76,255,239

		334,726,931

	Tobacco—0.3%
$9,750	Vector Group Ltd., 7.75%, 2/15/21 (k)	10,530,000

	Transportation—0.5%
5,727	Aviation Capital Group Corp., 6.75%, 4/6/21 (a)(d)(k)	6,369,077
€7,941	Hapag-Lloyd AG, 9.00%, 10/15/15 (k)	11,541,802

		17,910,879

	Total Corporate Bonds & Notes (cost-$1,944,144,140)	2,004,664,469

SENIOR LOANS (a)(c)—29.5%
	Aerospace & Defense—0.1%
$3,790	Sequa Corp., 5.25%, 6/19/17, Term B (e)	3,716,965

	Beverages—0.5%
14,850	Saxon Enterprises LLC, 5.50%, 2/15/19, Term B	14,961,375

	Biotechnology—0.0%
800	Ikaria, Inc., 8.75%, 1/17/22	812,750

	Chemicals—1.6%
	Al Chem & Cy S.C.A.,
4,901	4.50%, 10/3/19, Term B1	4,931,536
2,543	4.50%, 10/3/19, Term B2	2,558,737
5,000	8.25%, 4/3/20	5,150,000
14,888	Axalta Coating Systems U.S. Holdings, Inc., 4.00%, 2/1/20	14,927,384
24,813	Tronox, Inc., 4.50%, 3/19/20, Term B	24,996,882
1,456	Univar, Inc., 5.00%, 6/30/17, Term B	1,454,154

		54,018,693

	Commercial Services—0.9%
29,600	ServiceMaster Corp., 4.25%, 1/31/17	29,674,251

	Construction & Engineering—0.1%
3,000	Brickman Group Holdings, Inc., 7.50%, 12/17/21	3,072,000

	Containers & Packaging—0.2%
	Ardagh Holdings USA, Inc.,
3,800	4.00%, 12/17/19 (e)	3,813,064
2,494	4.25%, 12/17/19, Term B	2,506,738

		6,319,802

	Diversified Financial Services—0.8%
9,975	CityCenter Holdings, LLC, 5.00%, 10/16/20, Term B	10,069,553
9,000	International Lease Finance Corp., 2.986%, 2/13/21, Term B (e)	9,017,676
6,948	National Financial Partners Corp., 5.25%, 7/1/20, Term B	7,017,063
2,000	TransUnion LLC, 3.00%, 3/17/21, Term B (e)	2,005,626

		28,109,918

	Entertainment—1.6%
9,581	Caesars Entertainment Operating Co., 5.489%, 1/26/18, Term B6	9,059,712
	Pinnacle Entertainment, Inc.,
642	3.75%, 8/15/16, Term B1	645,383
3,623	3.75%, 8/13/20, Term B2	3,637,909
39,600	Station Casinos LLC, 4.25%, 3/2/20, Term B	39,773,250

		53,116,254

	Environmental Services—0.2%
	WTG Holdings Corp.,
3,990	4.75%, 1/15/21	4,017,431
1,000	8.50%, 1/15/22	1,015,000

		5,032,431

	Food & Beverage—3.7%
22,586	Albertson’s, LLC, 4.25%, 3/21/16, Term B	22,744,534
99,746	HJ Heinz Co., 3.50%, 6/5/20, Term B2	100,425,821

		123,170,355

	Healthcare-Products—1.6%
£29,885	Alliance Boots Ltd., 3.463%, 7/9/15, Term B	49,886,847
$5,000	Rite Aid Corp., 5.75%, 8/21/20	5,126,250

		55,013,097

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
	Healthcare-Services—2.2%
$10,872	Air Medical Group Holdings, Inc., 5.00%, 6/30/18, Term B1	$10,919,729
25,740	American Renal Holdings, Inc., 4.50%, 9/20/19	25,788,262
	Catalent Pharma Solutions, Inc.,
9,875	4.25%, 9/15/17, Term B2	9,939,138
2,000	6.50%, 12/29/17 (b)(l) (acquisition cost—$1,995,000; purchased 4/24/13)	2,028,334
4,340	Covis Pharmaceuticals Holdings, 6.00%, 4/24/19 (b)(l) (acquisition cost—$4,340,244; purchased 4/24/13)	4,334,819
11,500	MultiPlan, Inc., 0.234%, 3/6/21, Term B (e)	11,508,982
9,900	United Surgical Partners International, Inc., 4.25%, 4/3/19, Term B	9,983,536

		74,502,800

	Household Products/Wares—0.7%
24,840	Sun Products Corp., 5.50%, 3/23/20	23,742,477

	Insurance—0.7%
14,813	AmWINS Group, Inc., 5.00%, 9/6/19	14,942,222
9,709	Asurion LLC, 5.00%, 5/24/19, Term B1	9,745,135

		24,687,357

	Internet—0.4%
	Ancestry.com, Inc.,
2,351	4.00%, 5/14/18, Term B2	2,360,655
7,252	4.50%, 12/28/18, Term B1	7,291,923
4,938	WaveDivision Holdings LLC, 4.00%, 10/15/19, Term B	4,947,745

		14,600,323

	Internet Software & Services—0.3%
10,837	Getty Images, Inc., 4.75%, 10/18/19 (e)	10,420,274

	Leisure—0.1%
4,142	Regent Seven Seas Cruises, Inc., 3.75%, 12/21/18, Term B (b)(l) (acquisition cost—$4,141,837; purchased 2/6/14)	4,152,192

	Lodging—0.1%
2,488	Playa Resorts Holding B.V., 4.00%, 8/6/19, Term B	2,504,602

	Machinery—0.4%
14,262	Gardner Denver, Inc., 4.25%, 7/30/20	14,273,261

	Media—0.9%
	Clear Channel Communications, Inc.,
20,000	3.803%, 1/29/16, Term B	19,782,960
3,900	6.903%, 1/30/19, Term D (e)	3,825,171
7,225	Salem Communications Corp., 4.50%, 3/13/20, Term B	7,261,038

		30,869,169

	Mining—1.9%
29,485	Fortescue Metals Group Ltd., 4.25%, 6/28/19, Term B	29,747,899
20,111	Noranda Aluminum Acquisition Corp., 5.75%, 2/28/19, Term B	19,298,333
14,919	Walter Energy, Inc., 7.25%, 4/2/18, Term B	14,456,050

		63,502,282

	Miscellaneous Manufacturing—0.2%
4,975	CPG International, Inc., 4.75%, 9/30/20, Term B	4,993,656

	Oil & Gas—0.3%
11,000	NFR Energy LLC, 8.75%, 12/31/18	11,185,625

	Pharmaceuticals—1.9%
7,841	Par Pharmaceutical Cos., Inc., 4.00%, 9/30/19, Term B2	7,863,592
9,950	PRA Holdings, Inc., 4.50%, 9/23/20	9,972,835
45,979	Valeant Pharmaceuticals International, Inc., 3.75%, 8/5/20, Term B	46,442,393

		64,278,820

	Pipelines—1.5%
51,916	NGPL PipeCo LLC, 6.75%, 9/15/17, Term B	50,899,601

	Plumbing & HVAC Equipment—0.7%
22,050	AMPAM Parks Mechanical, Inc., 8.375%, 10/31/18 (b)(d)(g)(l) (acquisition cost—$21,609,000; purchased 10/30/13)	21,645,689

	Real Estate—0.5%
16,830	Realogy Corp., 4.50%, 3/5/20	16,954,442

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
	Retail—0.3%
$3,500	Advantage Sales & Marketing, 8.25%, 6/18/18	$3,561,250
7,463	American Builders & Contractors Supply Co., Inc., 3.50%, 4/16/20, Term B	7,460,172

		11,021,422

	Semiconductors—0.5%
14,858	Freescale Semiconductor, Inc., 4.25%, 2/28/20, Term B4	14,920,912

	Software—0.9%
	First Data Corp., Term B
9,500	3.655%, 3/24/17	9,500,000
12,000	4.155%, 3/23/18	12,046,032
8,717	SunGard Data Systems, Inc., 4.00%, 3/9/20, Term E	8,749,596

		30,295,628

	Technology Hardware, Storage & Peripherals—0.9%
31,845	Dell International LLC, 4.50%, 4/29/20, Term B	31,670,039

	Telecommunications—2.4%
25,550	Intelsat Jackson Holdings, 3.75%, 6/30/19, Term B2	25,646,037
9,925	Light Tower Fiber LLC, 4.00%, 4/13/20, Term B	9,966,268
4,848	Syniverse Holdings, Inc., 4.00%, 4/23/19, Term B	4,861,748
39,601	Univision Communications, Inc., 4.00%, 3/1/20, Term C4	39,637,896

		80,111,949

	Transportation—0.4%
4,206	Commercial Barge Line Co., 7.50%, 9/23/19, Term B (b)(l) (acquisition cost—$4,122,131; purchased 3/20/13)	4,222,030
10,000	Maxim Crane Works LP, 10.25%, 11/26/18, Term B	10,275,000

		14,497,030

	Total Senior Loans (cost-$984,986,546)	992,747,441

MORTGAGE-BACKED SECURITIES—26.3%
	Adjustable Rate Mortgage Trust, CMO (n),
7,653	3.20%, 3/25/37	6,063,643
2,097	4.578%, 11/25/37 (a)(d)	1,408,115
827	American Home Mortgage Assets Trust, 6.25%, 6/25/37, CMO	542,845
6,877	American Home Mortgage Investment Trust, 6.10%, 1/25/37, CMO (a)(d)	4,530,916
	Banc of America Alternative Loan Trust, CMO,
339	6.00%, 7/25/35	319,747
2,239	6.00%, 11/25/35	1,977,356
2,956	6.00%, 4/25/36	2,554,576
3,804	6.00%, 7/25/46	3,052,184
6,397	6.50%, 2/25/36	5,410,505
1,036	16.601%, 9/25/35 (b)(n)	1,289,606
	Banc of America Funding Corp., CMO,
6,506	2.586%, 9/20/46 (n)	5,421,230
8,157	5.945%, 8/26/36 (a)(d)(n)	4,800,376
10,560	6.00%, 10/25/37	7,722,506
4,582	Banc of America Funding Trust, 0.364%, 4/25/37, CMO (n)	3,111,898
598	Banc of America Mortgage Trust, 6.00%, 10/25/36, CMO	532,865
	BCAP LLC Trust, CMO (a)(d),
6,431	0.324%, 9/26/35 (n)	6,287,462
9,756	2.653%, 7/26/36 (n)	8,053,451
9,886	4.681%, 11/27/35 (n)	7,924,788
2,081	5.142%, 7/26/36 (n)	1,635,698
15,688	5.50%, 12/26/35 (n)	10,728,547
2,401	13.378%, 11/26/35 (n)	2,351,631
7,252	13.755%, 6/26/37 (g)(n)	5,873,475
931	17.00%, 7/26/36	964,590
2,721	Bear Stearns Adjustable Rate Mortgage Trust, 2.43%, 2/25/36, CMO (n)	1,945,876
	Bear Stearns ALT-A Trust, CMO (n),
6,479	0.494%, 8/25/36	4,444,878
7,273	0.654%, 1/25/36	5,200,217
5,028	2.351%, 3/25/36	3,707,506
12,250	2.356%, 4/25/37	8,482,862
8,898	2.538%, 8/25/46	6,472,831
2,756	2.81%, 5/25/36	1,642,207
9,626	4.943%, 9/25/35	7,885,643
8,031	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	6,618,386
€10,000	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.503%, 3/18/49, CMO (n)	12,067,595
$22,548	Chase Mortgage Finance Trust, 4.793%, 1/25/36, CMO (n)	21,485,106
	Citigroup Mortgage Loan Trust, Inc., CMO,
8,759	2.444%, 8/25/37 (n)	5,839,629
2,018	2.658%, 7/25/46 (n)	1,632,668
8,152	2.706%, 7/25/36 (n)	5,154,764
6,654	3.121%, 3/25/37 (n)	5,267,858

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
$1,836	5.455%, 4/25/37 (n)	$1,622,305
1,947	6.50%, 9/25/36 (a)(d)	1,426,014
2,850	Commercial Mortgage Trust, 6.109%, 6/10/36 (a)(b)(d)(l)(n) (acquisition cost—$2,899,875; purchased 3/11/14)	2,866,463
	Countrywide Alternative Loan Trust, CMO,
591	0.347%, 3/20/47 (n)	465,680
487	0.457%, 11/20/35 (n)	399,171
2,863	0.854%, 10/25/35 (n)	2,195,513
4,492	5.50%, 11/25/35	3,720,088
17,598	5.50%, 12/25/35	16,569,687
7,713	5.50%, 2/25/36	6,816,784
4,335	5.50%, 5/25/36	3,872,279
3,667	5.50%, 5/25/37	3,110,599
16,677	5.505%, 5/25/36 (n)	13,830,136
1,000	6.00%, 3/25/35	855,742
1,386	6.00%, 4/25/36	1,169,826
2,944	6.00%, 1/25/37	2,628,591
12,653	6.00%, 2/25/37	10,270,065
29,629	6.00%, 4/25/37	25,006,837
17,177	6.00%, 8/25/37	14,338,338
1,299	6.25%, 12/25/36 (n)	1,074,389
2,146	6.50%, 9/25/37	1,760,871
316	19.376%, 7/25/35 (b)(n)	425,350
1,393	Countrywide Asset-Backed Certificates, 0.394%, 4/25/36, CMO (n)	954,660
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
52,516	2.024%, 3/25/46 (n)	40,653,084
12,946	2.411%, 3/20/36 (n)	13,140,630
9,794	6.00%, 1/25/38	8,862,130
722	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36, CMO	573,532
	Credit Suisse Mortgage Capital Certificates, CMO (a)(d),
23,471	2.41%, 10/26/36 (n)	14,552,606
7,993	4.853%, 4/28/37 (n)	5,098,858
32,140	5.75%, 5/26/37	26,893,952
6,119	7.112%, 12/29/37 (n)	3,318,218
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
817	6.00%, 7/25/36	655,068
876	6.50%, 10/25/21	731,831
5,932	6.50%, 5/25/36	4,401,188
5,377	6.75%, 8/25/36	4,206,412
	Debussy DTC 1, CMO (a)(d),
£55,000	5.93%, 7/12/25	95,131,755
10,000	8.25%, 7/12/25	16,701,647
$15,580	Deutsche ALT-A Securities, Inc., 0.454%, 4/25/37, CMO (n)	8,808,574
1,725	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, 5.50%, 12/25/35, CMO	1,482,821
	First Horizon Alternative Mortgage Securities Trust, CMO, PO,
53	zero coupon, 2/25/20	45,427
55	zero coupon, 5/25/20	47,558
38	zero coupon, 6/25/20	35,095
338	zero coupon, 3/25/35	255,914
6,621	GSC Capital Corp. Mortgage Trust, 0.334%, 5/25/36, CMO (n)	4,741,844
10,425	GSR Mortgage Loan Trust, 5.50%, 11/25/35, CMO	9,975,220
	Harborview Mortgage Loan Trust, CMO (n),
1,951	2.618%, 6/19/45	1,316,034
1,652	5.075%, 6/19/36	1,186,017
8,245	HomeBanc Mortgage Trust, 2.444%, 4/25/37, CMO (n)	4,812,664
19,677	HSI Asset Loan Obligation Trust, 6.00%, 6/25/37, CMO	17,825,261
13,541	Impac Secured Assets Trust, 0.324%, 1/25/37, CMO (n)	11,071,135
	IndyMac Index Mortgage Loan Trust, CMO (n),
482	0.364%, 11/25/36	417,961
2,173	2.924%, 6/25/36	1,659,286
4,918	Jefferies Resecuritization Trust, 6.00%, 12/26/36, CMO (a)(d)	2,015,071
	JPMorgan Alternative Loan Trust, CMO,
15,504	0.654%, 6/27/37 (a)(d)(n)	13,119,765
1,816	2.944%, 5/25/36 (n)	1,430,572
1,933	3.298%, 11/25/36 (n)	1,569,125
2,455	6.00%, 12/25/35	2,214,094
	JPMorgan Resecuritization Trust, CMO (a)(d),
8,903	2.615%, 3/21/37 (n)	6,752,518
7,169	5.272%, 4/26/36 (n)	3,690,247
3,556	6.00%, 9/26/36	2,129,314
5,486	Lavendar Trust, 6.25%, 10/26/36, CMO (a)(d)	3,969,892
10,228	Lehman Mortgage Trust, 6.00%, 1/25/38, CMO	9,729,306
1,086	Lehman XS Trust, 1.054%, 8/25/47, CMO (n)	786,917
3,445	MASTR Adjustable Rate Mortgages Trust, 0.854%, 2/25/36, CMO (n)	2,246,841
19,810	Merrill Lynch Mortgage Investors Trust, 2.774%, 3/25/36, CMO (n)	13,849,816
10,000	Morgan Stanley Capital I, Inc., 5.862%, 7/12/44, CMO (n)	9,786,590
4,156	Morgan Stanley Mortgage Loan Trust, 2.509%, 11/25/37, CMO (n)	3,331,677
19	PHH Alternative Mortgage Trust, zero coupon, 2/25/37, CMO, PO	14,425
	RBSSP Resecuritization Trust, CMO (a)(d),
8,511	2.964%, 9/26/35 (n)	5,203,201
5,097	5.50%, 5/26/36	3,892,018
1,500	9.814%, 6/26/37 (n)	958,456

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
	Residential Accredit Loans, Inc., CMO,
$1,277	0.304%, 2/25/37 (n)	$969,360
4,437	5.75%, 1/25/34	4,634,203
6,309	6.00%, 12/25/35	5,548,540
3,182	6.00%, 4/25/36	2,554,591
8,731	6.00%, 5/25/36	7,366,434
3,275	6.00%, 6/25/36	2,675,271
6,257	6.00%, 8/25/36	4,907,245
7,014	6.00%, 11/25/36	5,363,350
5,731	6.00%, 3/25/37	4,673,565
9,526	6.25%, 2/25/37	7,910,167
2,456	6.50%, 9/25/37	1,929,187
	Residential Asset Securitization Trust, CMO,
6,640	5.50%, 9/25/35	6,025,407
1,336	6.00%, 2/25/36	1,098,033
2,339	6.00%, 5/25/36	2,167,799
406	6.00%, 2/25/37	341,646
	Residential Funding Mortgage Securities I, CMO,
10,959	5.50%, 3/25/36	9,974,673
2,505	6.00%, 10/25/36	2,225,020
11,377	Salomon Brothers Mortgage Securities VII, Inc., 8.20%, 7/18/33 (n)	11,866,632
	Sequoia Mortgage Trust, CMO (n),
1,458	0.935%, 2/20/34	1,442,458
1,456	1.961%, 9/20/32	1,399,109
27,477	5.345%, 6/20/37	25,028,270
2,701	Structured Adjustable Rate Mortgage Loan Trust, 2.464%, 4/25/36, CMO (n)	2,326,794
	Structured Asset Mortgage Investments II Trust, CMO (n),
19	0.364%, 5/25/46	13,948
16,493	1.614%, 2/25/36	13,888,747
15,624	Structured Asset Securities Corp., 5.50%, 10/25/35, CMO	13,615,965
8,710	Suntrust Adjustable Rate Mortgage Loan Trust, 6.004%, 2/25/37, CMO (n)	7,467,276
	WaMu Mortgage Pass-Through Certificates, CMO (n),
561	2.284%, 7/25/46	528,791
5,623	2.414%, 8/25/36	4,930,752
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
4,087	0.394%, 1/25/47 (n)	2,712,927
15,003	1.099%, 6/25/46 (n)	8,877,108
3,589	5.75%, 11/25/35	3,141,046
13,463	5.967%, 5/25/36	9,270,610
18,715	6.221%, 7/25/36	10,433,999
3,221	6.449%, 7/25/36	1,795,244
8,681	Wells Fargo Mortgage Loan Trust, 2.624%, 3/27/37, CMO (a)(d)(n)	5,904,708

	Total Mortgage-Backed Securities (cost-$844,264,459)	886,085,866

ASSET-BACKED SECURITIES—20.6%
	Accredited Mortgage Loan Trust (n),
4,520	0.434%, 4/25/36	3,239,629
3,900	0.62%, 9/25/35	3,155,022
	ACE Securities Corp. Home Equity Loan Trust (n),
1,300	0.454%, 2/25/36	1,009,800
4,202	0.774%, 2/25/36	3,232,632
2,700	0.804%, 7/25/35	2,273,494
	Aegis Asset-Backed Securities Trust (n),
10,700	0.584%, 12/25/35	6,981,718
3,300	0.634%, 6/25/35	2,158,167
4,100	1.654%, 3/25/35	3,605,519
3,301	Aircraft Certificate Owner Trust, 7.001%, 9/20/22 (a)(d)(g)	3,327,501
20,042	Ameriquest Mortgage Securities Trust, 0.544%, 3/25/36 (n)	16,671,590
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (n),
2,868	0.674%, 5/25/34	2,544,551
7,000	0.764%, 9/25/35	4,002,061
1,064	2.104%, 9/25/32	858,799
1,115	Amortizing Residential Collateral Trust, 1.279%, 8/25/32 (n)	986,771
42,853	Anthracite CDO I Ltd., 6.00%, 5/24/37 (a)(d)	44,352,855
	Argent Securities Trust (n),
803	0.244%, 7/25/36	326,264
21,587	0.304%, 7/25/36	8,812,549
789	0.304%, 9/25/36	312,968
8,254	0.344%, 3/25/36	4,171,026
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates (n),
4,456	0.384%, 1/25/36	2,995,699
22,986	0.474%, 1/25/36	15,505,021
9,031	1.429%, 11/25/34	6,713,586
	Asset Backed Funding Certificates (n),
4,400	0.704%, 7/25/35	3,042,565
2,089	1.204%, 3/25/34	1,643,215
	Asset-Backed Securities Corp. Home Equity Loan Trust (n),
5,150	0.604%, 11/25/35	4,171,943
1,159	3.155%, 8/15/33	1,044,801

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
	Bear Stearns Asset-Backed Securities Trust,
$9,147	0.304%, 6/25/36 (n)	$8,652,451
1,189	1.654%, 10/27/32 (n)	1,085,231
1,181	3.862%, 10/25/36 (n)	1,034,466
1,390	6.00%, 12/25/35	1,138,879
	Carrington Mortgage Loan Trust (n),
1,628	0.234%, 10/25/36	902,189
7,400	0.414%, 2/25/37	4,992,284
4,400	0.854%, 5/25/35	3,018,290
9,213	Centex Home Equity, 0.634%, 10/25/35 (n)	7,828,268
	Citigroup Mortgage Loan Trust, Inc. (n),
650	0.354%, 1/25/37	546,270
7,000	0.564%, 10/25/35	5,955,369
	Countrywide Asset-Backed Certificates (n),
553	0.254%, 5/25/47	543,167
13,600	0.294%, 7/25/37	10,179,926
22,751	0.314%, 5/25/36	20,876,700
7,700	0.434%, 1/25/45	5,499,502
10,000	0.594%, 4/25/36	7,667,580
3,115	0.604%, 3/25/47 (a)(d)	2,001,422
7,400	0.614%, 5/25/36	6,070,220
7,200	0.794%, 10/25/35	5,555,758
4,500	0.804%, 7/25/35	3,992,832
1,569	0.904%, 3/25/34	1,500,738
8,200	1.054%, 4/25/35	6,566,095
365	5.357%, 10/25/46	314,700
3,000	Credit-Based Asset Servicing and Securitization LLC, 0.784%, 7/25/35 (n)	1,733,625
745	Encore Credit Receivables Trust, 0.844%, 7/25/35 (n)	626,328
9,023	Fieldstone Mortgage Investment Trust, 0.324%, 7/25/36 (n)	5,076,329
	First Franklin Mortgage Loan Trust (n),
6,600	0.604%, 11/25/36	5,369,628
1,800	0.964%, 4/25/35 (a)(d)	1,679,670
2,960	1.054%, 1/25/35	2,259,097
	Fremont Home Loan Trust (n),
4,896	0.304%, 1/25/37	2,503,864
2,800	0.644%, 7/25/35	2,457,910
5,158	GSAA Trust, 5.058%, 5/25/35	4,688,364
	GSAMP Trust (n),
1,586	0.244%, 1/25/37	859,422
13,343	0.304%, 6/25/36	11,792,554
1,542	0.314%, 5/25/46	1,318,539
2,000	0.424%, 4/25/36	1,054,306
1,340	1.804%, 10/25/34	1,155,894
1,142	2.704%, 10/25/33	1,067,228
8,000	Home Equity Loan Trust, 0.494%, 4/25/37 (n)	4,854,208
	HSI Asset Securitization Corp. Trust (n),
7,429	0.264%, 12/25/36	3,420,296
3,456	0.324%, 12/25/36	1,596,784
1,239	0.444%, 11/25/35	1,042,290
5,100	0.544%, 11/25/35	3,295,508
5,100	IndyMac Residential Asset-Backed Trust, 0.394%, 4/25/47 (n)	2,963,426
6,200	IXIS Real Estate Capital Trust, 0.574%, 2/25/36 (n)	5,064,303
	JPMorgan Mortgage Acquisition Corp. (n),
1,315	0.494%, 2/25/36	913,442
5,000	0.544%, 5/25/35	3,762,605
	JPMorgan Mortgage Acquisition Trust,
2,674	0.306%, 7/25/36 (n)	1,314,248
19,888	5.254%, 10/25/36	15,576,386
2,000	5.356%, 11/25/36	1,974,789
19,706	Lehman XS Trust, 5.346%, 5/25/37 (n)	14,584,848
	MASTR Asset-Backed Securities Trust (n),
5,099	0.324%, 10/25/36	4,282,666
4,791	0.394%, 6/25/36	2,612,192
	Merrill Lynch Mortgage Investors Trust (n),
4,000	0.464%, 8/25/36	3,441,844
2,200	0.634%, 5/25/36	1,934,876
3,934	0.704%, 9/25/36	2,317,067
	Morgan Stanley ABS Capital I, Inc. Trust (n),
6	0.224%, 10/25/36	3,400
13,220	0.294%, 10/25/36	7,787,029
11,304	0.304%, 6/25/36	7,997,187
9,837	0.304%, 9/25/36	5,411,891
12,187	0.304%, 11/25/36	7,533,579
6,500	0.584%, 9/25/35	5,575,388
400	0.624%, 7/25/35	349,404
3,634	2.104%, 5/25/34	2,904,292
26,137	Morgan Stanley Capital I, Inc., 0.444%, 1/25/36 (n)	21,637,735
	Morgan Stanley Home Equity Loan Trust (n),
4,994	0.314%, 4/25/36	3,619,739
800	0.624%, 8/25/35	736,518
951	New Century Home Equity Loan Trust, 3.154%, 1/25/33 (n)	828,299

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)			Value*
	$6,047	Nomura Asset Acceptance Corp., 0.484%, 10/25/36 (n)	$2,437,731
		Option One Mortgage Loan Trust (n),
	988	0.294%, 1/25/37	574,230
	1,185	0.374%, 1/25/37	693,327
	949	0.404%, 3/25/37	529,819
		Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (n),
	2,900	0.644%, 8/25/35	2,228,696
	24,350	0.704%, 7/25/35	16,815,550
	4,427	0.984%, 1/25/36	3,890,496
	10,978	1.034%, 1/25/36	7,422,964
	7,000	Popular ABS Mortgage Pass-Through Trust, 0.544%, 2/25/36 (n)	5,401,389
	3,326	Renaissance Home Equity Loan Trust, 5.612%, 4/25/37	1,770,512
		Residential Asset Mortgage Products, Inc. (n),
	14,303	0.474%, 1/25/36	9,930,888
	6,494	0.634%, 9/25/35	5,508,594
	6,139	0.904%, 4/25/34 (a)(b)(d)(l) (acquisition cost—$5,581,088; purchased 2/21/14)	5,610,547
	7,402	1.024%, 4/25/34 (a)(b)(d)(l) (acquisition cost—$6,964,406; purchased 2/21/14)	6,975,794
	3,053	1.729%, 4/25/34 (a)(b)(d)(l) (acquisition cost—$1,770,593; purchased 2/21/14)	1,784,859
	2,646	2.134%, 4/25/34 (a)(b)(d)(l) (acquisition cost—$915,713; purchased 2/21/14)	926,524
		Residential Asset Securities Corp. (n),
	17,800	0.414%, 7/25/36	13,413,261
	5,270	0.434%, 4/25/36	3,872,712
	10,500	0.484%, 4/25/36	7,489,713
	9,275	0.494%, 5/25/37	6,570,206
	1,000	0.554%, 12/25/35	900,771
	3,200	0.564%, 1/25/36	2,731,424
	67,960	Saxon Asset Securities Trust, 1.904%, 12/25/37 (a)(d)(n)	62,296,507
		Securitized Asset-Backed Receivables LLC Trust (n),
	21,843	0.404%, 5/25/36	12,450,105
	6,291	0.424%, 3/25/36	4,756,047
	364	0.814%, 10/25/35	360,962
		Soundview Home Equity Loan Trust (n),
	4,887	0.304%, 6/25/37	2,861,902
	21,146	0.314%, 11/25/36	16,810,766
	10,115	0.334%, 2/25/37	4,803,406
	4,640	0.414%, 2/25/37	2,232,933
	4,715	0.434%, 5/25/36	3,503,641
	11,620	1.104%, 10/25/37	7,839,507
		Specialty Underwriting & Residential Finance Trust,
	897	0.504%, 3/25/37 (n)	477,109
	6,300	0.804%, 12/25/35 (n)	5,693,071
	4,428	1.954%, 5/25/35 (n)	3,656,671
	4,173	5.85%, 2/25/37	2,592,629
		Structured Asset Investment Loan Trust (n),
	7,100	0.644%, 8/25/35	6,256,683
	1,700	1.054%, 9/25/34	1,626,470
	1,100	Structured Asset Securities Corp., 0.324%, 12/25/36 (n)	865,564
	11,800	Wells Fargo Home Equity Asset-Backed Securities, 0.614%, 12/25/35 (n)	10,126,017

		Total Asset-Backed Securities (cost-$674,184,026)	692,731,077

	SOVEREIGN DEBT OBLIGATIONS—5.7%
		Brazil—5.7%
BRL	199,470	Brazil Notas do Tesouro Nacional, 6.00%, 8/15/50, Ser. B (i) (cost—$181,911,197)	191,653,015

Shares

	PREFERRED STOCK—2.2%
		Banking—1.7%
		Ally Financial, Inc.,
	40,000	7.00%, 4/30/14, Ser. G (a)(d)(h)	39,707,500
	15,000	8.50%, 5/15/16, Ser. A (h)(m)	410,250
	30,000	CoBank ACB, 6.25%, 10/1/22, Ser. F (a)(b)(d)(h)(l)(m) (acquisition cost—$3,052,500; purchased 3/28/14)	3,050,625
	331,800	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (m)	9,058,140
	160,000	State Street Corp., 5.90%, 3/15/24, Ser. D (h)(m)	4,142,400

			56,368,915

		Diversified Financial Services—0.5%
	170,000	Farm Credit Bank, 6.75%, 9/15/23 (a)(b)(d)(h)(l)(m) (acquisition cost—$17,000,000; purchased 7/16/13)	17,393,125

		Total Preferred Stock (cost-$72,218,996)	73,762,040

PIMCO Dynamic Credit Income Fund

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
U.S. GOVERNMENT AGENCY SECURITIES—1.5%
	Fannie Mae, CMO,
$2,293	3.00%, 1/25/42, IO	$293,503
34,143	3.00%, 1/25/43, IO (k)	4,261,387
4,973	3.50%, 8/25/32, IO (k)	776,035
41,276	5.746%, 10/25/43, IO (k)(n)	9,289,647
3,956	5.846%, 8/25/38, IO (k)(n)	494,234
9,707	5.996%, 2/25/43, IO (k)(n)	1,778,337
8,811	6.486%, 12/25/36, IO (k)(n)	1,291,685
15,805	6.496%, 4/25/37, IO (k)(n)	2,483,139
3,631	8.74%, 10/25/42 (b)(k)(n)	3,573,043
	Freddie Mac, CMO, IO (k),
39,787	2.50%, 11/15/27	4,288,385
6,540	3.00%, 2/15/33	897,591
9,275	3.50%, 8/15/42	1,682,519
24,185	4.00%, 3/15/27—9/15/39	3,873,475
14,411	5.845%, 8/15/42 (n)	3,117,345
6,882	6.045%, 9/15/41—9/15/42 (n)	1,299,132
5,622	6.345%, 12/15/34 (n)	664,535
	Ginnie Mae, CMO, IO,
3,562	3.50%, 6/20/42	578,580
9,398	4.00%, 3/20/42—9/20/42 (k)	1,698,903
19,364	4.50%, 10/16/42 (k)	3,786,219
5,784	5.963%, 8/20/42 (k)(n)	1,314,655
915	6.045%, 10/16/42 (n)	166,883
5,773	6.093%, 12/20/40 (k)(n)	1,243,107
6,781	6.493%, 1/20/41 (k)(n)	1,372,727
8,119	6.545%, 8/16/39 (k)(n)	1,362,770

	Total U.S. Government Agency Securities (cost-$51,187,222)	51,587,836

U.S. TREASURY OBLIGATIONS (j)—0.8%
	U.S. Treasury Notes,
18,403	0.25%, 1/31/15 (k)	18,424,918
8,300	0.25%, 2/28/15	8,309,238
1,500	0.25%, 3/31/15	1,501,758

	Total U.S. Treasury Obligations (cost-$28,216,067)	28,235,914

MUNICIPAL BONDS—0.5%
	Ohio—0.5%
17,805	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2 (cost—$16,740,594)	15,519,372

SHORT-TERM INVESTMENTS—3.1%
	Repurchase Agreements—2.4%
13,500	Banc of America Securities LLC, dated 3/31/14, 0.08%, due 4/1/14, proceeds $13,500,030; collateralized by U.S. Treasury Bonds, 4.50%, due 8/15/39, valued at $13,829,938 including accrued interest	13,500,000
68,500	Goldman Sachs Group, Inc. (The), dated 3/31/14, 0.10%, due 4/1/14, proceeds $68,500,190; collateralized by Freddie Mac, 3.50%, due 12/1/42, valued at $70,672,453 including accrued interest	68,500,000

	Total Repurchase Agreements (cost-$82,000,000)	82,000,000

	U.S. Treasury Obligations (j)—0.7%
13,197	U.S. Treasury Bills, 0.069%—0.122%, 8/7/14—3/5/15 (o)	13,186,085
	U.S. Treasury Notes,
3,300	0.25%, 8/31/14	3,302,577
4,800	0.375%, 11/15/14	4,808,813
1,844	0.50%, 10/15/14	1,848,250

	Total U.S. Treasury Obligations (cost-$23,141,305)	23,145,725

	Total Short-Term Investments (cost-$105,141,305)	105,145,725

	Total Investments (cost—$4,902,994,552) (p)—149.7%	5,042,132,755

	Liabilities in excess of other assets—(49.7)%	(1,674,111,028)

	Net Assets—100.0%	$3,368,021,727

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,292,436,841, representing 68.1% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2014.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after March 31, 2014.
(f)	In default.
(g)	Fair-Valued—Securities with an aggregate value of $119,291,191, representing 3.5% of net assets.
(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(i)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(l)	Restricted. The aggregate acquisition cost of such securities is $258,778,048. The aggregate value is $262,972,491, representing 7.8% of net assets.
(m)	Dividend rate is fixed until the first call date and variable thereafter.
(n)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2014.
(o)	Rates reflect the effective yields at purchase date.
(p)	At March 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $4,903,013,926. Gross unrealized appreciation was $205,684,286; gross unrealized depreciation was $66,565,457; and net unrealized appreciation was $139,118,829. The difference between book and tax cost was attributable to wash sale loss deferrals and sale-buyback adjustment.

(q)	Total return swap agreements on convertible securities outstanding at March 31, 2014:

								Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	6853	* Not Applicable, Fully Funded	2/11/15	$2,863,051	$65,100	$2,928,151	—

(r)	Credit default swap agreements outstanding at March 31, 2014:

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Bank of America:
Gazprom	$10,000	2.83%	3/20/19	1.00%	$(820,863)	$(875,710)	$54,847
Barclays Bank:
Community Health Systems	1,200	3.17%	6/20/19	5.00%	105,166	85,382	19,784
BNP Paribas:
Petrobras International Finance Co.	20,000	2.48%	3/20/19	1.00%	(1,354,718)	(1,734,948)	380,230
Citigroup:
Gazprom	15,000	2.83%	3/20/19	1.00%	(1,231,294)	(1,275,616)	44,322
Goldman Sachs:
Community Health Systems	900	3.17%	6/20/19	5.00%	78,875	70,382	8,493
Petrobras International Finance Co.	15,000	2.48%	3/20/19	1.00%	(1,016,039)	(1,294,609)	278,570
JPMorgan Chase:
Gazprom	15,000	2.83%	3/20/19	1.00%	(1,231,294)	(1,294,609)	63,315
Morgan Stanley:
Gazprom	10,000	2.83%	3/20/19	1.00%	(820,863)	(875,710)	54,847

					$(6,291,030)	$(7,195,438)	$904,408

Centrally cleared buy protection swap agreements(1):

Broker (Exchange)	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Value(5)	Unrealized Depreciation
Citigroup (ICE):
Dow Jones CDX.HY-20 5-Year Index	$18,100	1.09%	6/20/18	(5.00)%	$(1,617,989)	$(144,649)

Centrally cleared sell protection swap agreements(2):

Broker (Exchange)/Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Unrealized Appreciation
Citigroup (ICE):
Dow Jones CDX.HY-22 5-Year Index	$76,800	1.08%	6/20/19	5.00%	$5,841,459	$416,694
Credit Suisse First Boston (ICE):
Dow Jones CDX.HY-20 5-Year Index	145,700	1.09%	6/20/18	5.00%	13,024,365	5,056,090
Dow Jones CDX.HY-21 5-Year Index	72,400	1.08%	12/20/18	5.00%	5,858,367	885,492
UBS (ICE):
Dow Jones CDX.HY-19 5-Year Index	79,500	1.09%	12/20/17	5.00%	7,088,750	5,268,050
Dow Jones CDX.HY-20 5-Year Index	28,500	1.09%	6/20/18	5.00%	2,547,663	1,024,694

					$34,360,604	$12,651,020

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(s)	Interest rate swap agreements outstanding at March 31, 2014:

Centrally cleared swap agreements:

				Rate Type
Broker (Exchange)	Notional Amount (000s)		Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Credit Suisse First Boston (CME)		$197,900	6/18/44	3.75%	3-Month USD-LIBOR	$(6,502,464)	$(5,223,201)
Morgan Stanley (CME)	AUD	150,000	3/6/19	3-Month USD-LIBOR	3.63%	(338,284)	(338,284)
Morgan Stanley (CME)		175,000	3/6/19	3-Month USD-LIBOR	3.64%	(366,629)	(366,629)
Morgan Stanley (CME)		$71,300	6/18/44	3.75%	3-Month USD-LIBOR	(2,342,727)	(1,038,222)
UBS (CME)		743,300	7/31/18	3-Month USD-LIBOR	1.57%	1,624,996	(1,603,520)
UBS (CME)		550,000	3/20/23	3-Month USD-LIBOR	2.00%	(31,714,817)	(29,669,237)

						$(39,639,925)	$(38,239,093)

(t)	Forward foreign currency contracts outstanding at March 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
12,904,392 Brazilian Real settling 4/2/14	Bank of America	$5,702,338	$5,687,259	$(15,079)
12,904,392 Brazilian Real settling 4/2/14	Barclays Bank	5,709,907	5,687,259	(22,648)
4,514,000 British Pound settling 4/2/14	Barclays Bank	7,530,576	7,525,516	(5,060)
6,799,000 British Pound settling 4/2/14	Barclays Bank	11,215,488	11,334,954	119,466
6,700,000 British Pound settling 4/2/14	Deutsche Bank	11,146,535	11,169,906	23,371
138,105,442 British Pound settling 4/2/14	JPMorgan Chase	228,702,613	230,242,508	1,539,895
23,000,000 Euro settling 4/2/14	Barclays Bank	32,006,340	31,685,940	(320,400)
5,100,000 Euro settling 4/2/14	Citigroup	7,035,782	7,026,013	(9,769)
18,400,000 Euro settling 4/2/14	Deutsche Bank	25,603,471	25,348,752	(254,719)
35,397,202 Euro settling 4/2/14	Royal Bank of Scotland	48,766,725	48,764,940	(1,785)
Sold:
2,746,000 Australian Dollar settling 5/2/14	Barclays Bank	2,529,714	2,541,396	(11,682)
2,687,000 Australian Dollar settling 4/2/14	Deutsche Bank	2,447,965	2,491,925	(43,960)
12,904,392 Brazilian Real settling 4/2/14	Bank of America	5,681,000	5,687,259	(6,259)
12,904,392 Brazilian Real settling 4/2/14	Barclays Bank	5,702,338	5,687,259	15,079
12,904,392 Brazilian Real settling 5/5/14	Barclays Bank	5,664,914	5,638,640	26,274
24,693,256 Brazilian Real settling 6/3/14	Barclays Bank	10,137,753	10,707,706	(569,953)
136,494,906 Brazilian Real settling 6/3/14	JPMorgan Chase	56,711,630	59,188,119	(2,476,489)
73,892,591 Brazilian Real settling 7/2/14	JPMorgan Chase	30,815,007	31,794,067	(979,060)
187,015,266 Brazilian Real settling 6/3/14	Morgan Stanley	76,994,959	81,095,201	(4,100,242)
8,686,571 Brazilian Real settling 7/2/14	Morgan Stanley	3,601,547	3,737,606	(136,059)
190,000 British Pound settling 4/2/14	Bank of America	315,778	316,759	(981)
810,952 British Pound settling 4/2/14	Barclays Bank	1,351,000	1,351,979	(979)
202,218 British Pound settling 4/2/14	Barclays Bank	338,000	337,127	873
272,000 British Pound settling 4/2/14	BNP Paribas	451,733	453,465	(1,732)
1,215,242 British Pound settling 4/2/14	Citigroup	2,033,000	2,025,991	7,009
8,095,000 British Pound settling 5/2/14	Citigroup	13,451,607	13,492,504	(40,897)
147,000 British Pound settling 4/2/14	Credit Suisse First Boston	246,338	245,071	1,267
608,416 British Pound settling 5/2/14	Credit Suisse First Boston	1,007,000	1,014,090	(7,090)
23,000 British Pound settling 4/2/14	Deutsche Bank	38,232	38,344	(112)
605,741 British Pound settling 4/2/14	Goldman Sachs	1,012,000	1,009,861	2,139
2,830,741 British Pound settling 4/2/14	Goldman Sachs	4,709,000	4,719,271	(10,271)
84,000 British Pound settling 4/2/14	HSBC Bank	140,343	140,041	302
1,315,000 British Pound settling 4/2/14	HSBC Bank	2,187,797	2,192,302	(4,505)
148,422,549 British Pound settling 4/2/14	JPMorgan Chase	248,035,600	247,442,673	592,927
138,105,442 British Pound settling 5/2/14	JPMorgan Chase	228,651,790	230,190,028	(1,538,238)
81,168,158 Euro settling 4/2/14	Bank of America	111,404,518	111,821,278	(416,760)
1,656,000 Euro settling 5/2/14	Bank of America	2,274,266	2,281,239	(6,973)
484,572 Euro settling 4/2/14	Citigroup	673,000	667,570	5,430
242,965 Euro settling 5/2/14	Goldman Sachs	335,000	334,699	301
244,472 Euro settling 4/2/14	JPMorgan Chase	339,000	336,797	2,203
244,119 Euro settling 5/2/14	Morgan Stanley	336,000	336,288	(288)
35,397,202 Euro settling 5/2/14	Royal Bank of Scotland	48,764,213	48,761,755	2,458

				$(8,642,996)

(u)	At March 31, 2014, the Fund held cash collateral of $2,570,000 and pledged cash collateral of $30,135,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(v)	Open reverse repurchase agreements at March 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.38%	3/25/14	4/25/14	$1,337,934	$1,337,836
	0.40	3/24/14	4/25/14	7,697,684	7,697,000
	0.45	3/6/14	4/9/14	10,893,539	10,890,000
	0.45	3/18/14	4/9/14	19,720,146	19,716,000
	0.49	2/7/14	5/7/14	40,431,125	40,402,016
	0.50	2/5/14	5/5/14	32,409,739	32,385,000
	0.50	3/25/14	4/25/14	5,690,506	5,689,954
	0.53	3/6/14	4/7/14	22,744,366	22,735,630
	0.55	2/26/14	4/2/14	13,563,042	13,556,000
	0.55	3/17/14	4/23/14	19,173,393	19,169,000
	0.55	3/19/14	4/23/14	34,280,430	34,273,000
	0.60	2/13/14	5/13/14	74,546,349	74,488,000
	0.60	2/27/14	4/1/14	10,302,663	10,297,000
	0.60	3/12/14	5/12/14	9,198,065	9,195,000
	0.65	1/21/14	4/21/14	66,091,427	66,008,000
	0.65	2/5/14	5/5/14	17,421,283	17,404,000

	0.65%	3/3/14	4/4/14	$11,777,163	$11,771,000
	0.65	3/10/14	4/11/14	7,145,837	7,143,000
	0.65	3/11/14	4/11/14	16,489,250	16,483,000
	0.65	3/31/14	7/2/14	9,726,000	9,726,000
	0.71	3/31/14	10/2/14	13,625,000	13,625,000
	0.75	3/25/14	4/25/14	11,337,483	11,335,861
	0.90	3/20/14	4/22/14	11,266,542	11,263,233
Credit Suisse First Boston	(0.50)	3/31/14	4/14/14	9,496,351	9,496,483
	0.68	3/31/14	4/14/14	5,243,433	5,243,334
	0.75	2/4/14	12/31/14	5,246,438	5,244,854
	0.75	3/31/14	4/14/14	10,756,912	10,756,688
Deutsche Bank	(0.25)	4/29/13	4/29/15	2,957,063	2,964,000
	0.50	3/4/14	4/7/14	9,338,630	9,335,000
	0.56	3/24/14	5/28/14	2,701,336	2,701,000
	0.57	2/19/14	4/21/14	106,890,345	106,821,000
	0.57	2/28/14	4/29/14	13,906,042	13,899,000
	0.57	3/3/14	5/7/14	17,937,232	17,929,000
	0.57	3/31/14	4/21/14	5,068,000	5,068,000
	0.57	3/31/14	4/29/14	3,953,063	3,953,000
	0.59	2/5/14	5/5/14	12,735,469	12,724,000
	0.59	2/26/14	5/27/14	32,907,326	32,889,000
	0.59	3/4/14	6/4/14	4,789,197	4,787,000
	0.59	3/10/14	6/10/14	30,918,144	30,907,000
	0.59	3/24/14	6/24/14	4,004,525	4,004,000
	0.59	3/27/14	6/30/14	80,112,564	80,106,000
	0.59	3/28/14	6/30/14	9,698,636	9,698,000
	0.59	3/31/14	6/30/14	9,097,000	9,097,000
Royal Bank of Canada	(0.50)	3/28/14	3/27/16	11,858,000	11,858,000
	0.43	2/28/14	4/2/14	4,015,534	4,014,000
	0.43	3/13/14	4/14/14	12,752,894	12,750,000
	0.45	1/6/14	4/4/14	15,949,929	15,933,000
	0.45	3/14/14	6/16/14	3,674,827	3,674,000
	0.45	3/24/14	6/24/14	11,206,121	11,205,000
	0.45	3/31/14	7/2/14	4,104,000	4,104,000
	0.46	2/28/14	4/2/14	5,943,429	5,941,000
	0.55	2/26/14	5/27/14	10,050,218	10,045,000
	0.55	3/7/14	5/27/14	21,988,395	21,980,000
	0.55	3/24/14	6/24/14	8,705,064	8,704,000
	0.55	3/31/14	7/2/14	6,033,000	6,033,000
	0.554	3/20/14	6/20/14	6,961,285	6,960,000
	0.555	3/19/14	6/19/14	29,653,942	29,648,000
	0.556	2/18/14	5/19/14	105,138,155	105,070,000
	0.556	3/5/14	6/5/14	24,918,387	24,908,000
	0.56	3/11/14	6/13/14	20,998,857	20,992,000
	0.585	3/26/14	6/26/14	2,894,282	2,894,000
	0.649	2/20/14	8/20/14	90,843,461	90,778,000
	0.649	3/28/14	8/20/14	5,425,391	5,425,000
	0.68	10/28/13	4/29/14	52,341,798	52,189,000
Royal Bank of Scotland	0.65	3/20/14	6/20/14	24,991,881	24,986,465
	0.75	2/20/14	5/20/14	66,146,225	66,092,033
	0.75	3/6/14	6/6/14	78,231,747	78,190,129
UBS	(1.50)	2/19/14	2/18/16	4,066,000	4,066,000
	0.38	3/13/14	4/16/14	18,086,627	18,083,000
	0.45	3/10/14	4/15/14	31,564,678	31,556,000
	0.45	3/11/14	4/15/14	12,384,310	12,381,000
	0.45	3/13/14	4/16/14	30,659,280	30,652,000
	0.47	3/20/14	4/25/14	1,165,183	1,165,000
	0.48	2/27/14	4/1/14	6,366,800	6,364,000
	0.48	3/10/14	4/15/14	9,497,785	9,495,000
	0.48	3/17/14	4/16/14	4,737,947	4,737,000
	0.48	3/31/14	5/2/14	6,441,000	6,441,000
	0.50	2/27/14	4/1/14	16,518,568	16,511,000
	0.50	3/3/14	4/9/14	14,988,034	14,982,000
	0.50	3/6/14	4/9/14	8,689,137	8,686,000
	0.50	3/20/14	4/16/14	15,876,646	15,874,000
	0.50	3/20/14	4/25/14	8,888,481	8,887,000
	0.50	3/31/14	7/3/14	4,606,000	4,606,000
	0.53	2/27/14	4/1/14	2,701,312	2,700,000
	0.54	3/31/14	5/2/14	10,076,000	10,076,000
	0.55	3/20/14	4/25/14	3,752,688	3,752,000
	0.55	3/31/14	7/2/14	4,435,000	4,435,000
	0.58	3/26/14	6/26/14	20,357,968	20,356,000
	0.58	3/31/14	7/2/14	12,028,000	12,028,000
	0.60	3/3/14	4/9/14	9,575,626	9,571,000
	0.60	3/31/14	7/2/14	3,082,000	3,082,000
	0.60	3/31/14	7/3/14	978,000	978,000
	0.62	3/31/14	7/3/14	2,286,000	2,286,000
	0.65	3/31/14	7/3/14	7,776,000	7,776,000
	0.70	3/20/14	4/22/14	7,009,464	7,007,828

					$1,747,121,344

(w)	The weighted average daily balance of reverse repurchase agreements during the three months ended March 31, 2014 was $1,336,891,961, at a weighted average interest rate of 0.58%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2014 was $1,921,996,164.

At March 31, 2014, the Fund held $5,875,247 in principal value of U.S. Treasury Obligations, $8,404,559 in Corporate Bonds, and $383,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(x)	At March 31, 2014, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower:

Borrower	Principal
Ortho-Clinical Diagnostics	$3,476,748

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended March 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds—Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations—Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps—OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps—OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value at 3/31/14
Investments in Securities—Assets
Corporate Bonds & Notes:
Capital Markets	$—	$—	$66,625,832	$66,625,832
Electric Utilities	—	106,925,395	4,513,058	111,438,453
Leisure	—	—	17,305,636	17,305,636
Oil & Gas	—	138,277,940	—	138,277,940
All Other	—	1,671,016,608	—	1,671,016,608
Senior Loans:
Environmental Services	—	4,017,431	1,015,000	5,032,431
Leisure	—	—	4,152,192	4,152,192
Plumbing & HVAC Equipment	—	—	21,645,689	21,645,689
Transportation	—	10,275,000	4,222,030	14,497,030
All Other	—	947,420,099	—	947,420,099
Mortgage-Backed Securities	—	880,212,391	5,873,475	886,085,866
Asset-Backed Securities	—	689,403,576	3,327,501	692,731,077
Sovereign Debt Obligations	—	191,653,015	—	191,653,015
Preferred Stock:
Banking	13,610,790	42,758,125	—	56,368,915
Diversified Financial Services	—	17,393,125	—	17,393,125
U.S. Government Agency Securities	—	51,587,836	—	51,587,836
U.S. Treasury Obligations	—	28,235,914	—	28,235,914
Municipal Bonds	—	15,519,372	—	15,519,372
Short-Term Investments	—	105,145,725	—	105,145,725

	13,610,790	4,899,841,552	128,680,413	5,042,132,755

Other Financial Instruments*—Assets
Credit Contracts	—	13,555,428	65,100	13,620,528
Foreign Exchange Contracts	—	2,338,994	—	2,338,994

	—	15,894,422	65,100	15,959,522

Other Financial Instruments*—Liabilities
Credit Contracts	—	(144,649)	—	(144,649)
Foreign Exchange Contracts	—	(10,981,990)	—	(10,981,990)
Interest Rate Contracts	—	(38,239,093)	—	(38,239,093)

	—	(49,365,732)	—	(49,365,732)

Totals	$13,610,790	$4,866,370,242	$128,745,513	$5,008,726,545

At March 31, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended March 31, 2014, was as follows:

	Beginning Balance 12/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/14
Investments in Securities—Assets
Corporate Bonds & Notes:
Capital Markets	$—	$67,000,000	$—	$—	$—	$(374,168)	$—	$—	$66,625,832
Electric Utilities	4,497,696	—	—	—	—	15,362	—	—	4,513,058
Leisure	16,973,235	—	—	—	—	332,401	—	—	17,305,636
Oil & Gas	29,941,647	—	—	—	—	883,353	4,083,750	(30,825,000)	4,083,750
Senior Loans:
Chemicals	5,168,750	—	—	889	—	(19,639)	—	(5,150,000)	—
Containers & Packaging	2,518,750	—	(2,487,668)	168	—	(31,250)	—	—	—
Diversified Financial Services	7,060,769	—	(17,413)	2,523	160	(28,976)	—	(7,017,063)	—
Environmental Services	1,015,000	—	—	93	—	(93)	—	—	1,015,000
Healthcare-Services	11,031,017	—	(22,669)	(11,978)	(453)	(76,188)	—	(10,919,729)	—
Leisure	5,068,750	4,152,218	(5,010,381)	(871)	(41,855)	(15,669)	—	—	4,152,192
Lodging	2,531,156	—	(6,250)	518	28	(20,850)	—	(2,504,602)	—
Media	7,335,859	—	(56,250)	1,300	243	(20,114)	—	(7,261,038)	—
Plumbing & HVAC Equipment	21,623,732	—	—	21,748	—	209	—	—	21,645,689
Transportation	4,179,666	—	(5,043)	3,414	1,049	42,944	—	—	4,222,030
Mortgage-Backed Securities	—	5,874,193	—	2,190	—	(2,908)	—	—	5,873,475
Asset-Backed Securities	3,594,900	—	(299,094)	(732)	(2,851)	35,278	—	—	3,327,501

	122,540,927	77,026,411	(7,904,768)	19,262	(43,679)	719,692	4,083,750	(63,677,432)	132,764,163

Other Financial Instruments*—Assets
Credit Contracts	—	—	—	—	—	65,100	—	—	65,100

Totals	$122,540,927	$77,026,411	$(7,904,768)	$19,262	$(43,679)	$784,792	$4,083,750	$(63,677,432)	$132,829,263

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2014:

	Ending Balance at 3/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Corporate Bonds & Notes	$71,138,890	Benchmark Pricing	Security Price Reset	$93.77-$99.44
	17,305,636	Benchmark Pricing	Security Price Reset	£106.78
	4,083,750	Third Party Broker Quote	Single Broker Quote	$7.50
Senior Loans	$9,389,222	Third Party Pricing Vendor	Single Broker Quote	$100.25-$101.50
	21,645,689	Discounted Yield Analysis	Yield to Maturity	0.17%
Mortgage-Backed Securities	$5,873,475	Benchmark Pricing	Security Price Reset	$80.99
Asset-Backed Securities	$3,327,501	Benchmark Pricing	Security Price Reset	$100.80
Other Financial Instruments*—Assets
Credit Contracts	65,100	Third Party Pricing Vendor	Single Broker Quote	$102.27

*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because a third-party pricing vendor stopped pricing.
***	Transferred out of Level 3 into Level 2 because evaluated prices with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at March 31, 2014 was $144,849.

Glossary:

AUD—Australian Dollar

BRL—Brazilian Real

£—British Pound

CDX.HY—Credit Derivatives Index High Yield

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note

ICE—Intercontinental Exchange

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

OTC—Over-the-Counter

PIK—Payment-in-Kind

PO—Principal Only

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Dynamic Credit Income Fund

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer
Date: May 23, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date: May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer
Date: May 23, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date: May 23, 2014